SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement                                   Confidential, for Use of the
[X]      Definitive Proxy Statement                                    Commission Only (as permitted
[ ]      Definitive Additional Materials                                        by Rule 14a-6(e)(2))   [ ]
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            FAUQUIER BANKSHARES, INC.
                (Name of Registrant as Specified in its Charter)
                                      N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3    Filing Party:

          ----------------------------------------------------------------------

     4.   Date Filed:

          ----------------------------------------------------------------------

                            FAUQUIER BANKSHARES, INC.
                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186

                                 April 12, 2001

Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Fauquier Bankshares, Inc. (the "Company"), the holding company for The Fauquier Bank (the "Bank"), to be held on May 15, 2001, at 11:00 a.m., Eastern Time, at The Fauquier Springs Country Club, Springs Road, Warrenton, Virginia.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Fauquier Bankshares, Inc., as well as a representative of Yount, Hyde & Barbour, P.C., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that shareholders may have regarding the business to be transacted. Detailed information relating to the Company's activities and operating performance is contained in our 2000 Annual Report, which is also enclosed.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, YOU SHOULD INSTRUCT YOUR BROKER OR NOMINEE HOW TO VOTE ON YOUR BEHALF, OR, IF YOU PLAN TO ATTEND THE MEETING, BRING WITH YOU A PROXY OR LETTER FROM YOUR BROKER OR NOMINEE TO CONFIRM YOUR OWNERSHIP OF SHARES.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                Sincerely yours,


                                /s/ C. Hunton Tiffany

                                C. Hunton Tiffany
                                Chairman
                                President/CEO

                            FAUQUIER BANKSHARES, INC.
                                                10 COURTHOUSE SQUARE
                                             WARRENTON, VIRGINIA  20186
                                                   (540) 347-2700

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 15, 2001

                       ----------------------------------

                                                 Warrenton, Virginia
                                                 April 12, 2001

To the Shareholders of Fauquier Bankshares, Inc.:

NOTICE is hereby given that the ANNUAL MEETING OF SHAREHOLDERS OF FAUQUIER BANKSHARES, INC. (the "Company") will be held at THE FAUQUIER SPRINGS COUNTRY CLUB, SPRINGS ROAD, WARRENTON, VIRGINIA, ON TUESDAY, MAY 15, 2001, AT 11:00 O'CLOCK A.M., for the following purposes:

      1. To elect the Class II members of the Board of Directors to serve until the third succeeding Annual Meeting of Shareholders of the Company subsequent to this Annual Meeting, i.e. until 2004, and until their successors are duly elected and qualify.

      2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent public accountants to audit the books of the Company and its subsidiary for the current year.

      3. To transact such other business as may properly come before the Meeting or any adjournments thereof, including whether or not to adjourn the Meeting.

The Board of Directors has fixed the close of business on March 26, 2001, as the record date for determining Shareholders entitled to notice of, and to vote at, the Meeting.

A copy of the Annual Report of the Company for the year ended December 31, 2000, a form of Proxy and a Proxy Statement accompany this Notice.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU ARE EXPECTING TO BE PRESENT IN PERSON, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED, IF HE WISHES, BY WRITTEN NOTICE TO THE SECRETARY THE COMPANY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE THAT REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

IF YOUR SHARES ARE HELD IN A BROKERAGE ACCOUNT OR BY A BANK OR OTHER NOMINEE, YOU ARE CONSIDERED THE BENEFICIAL OWNER OF SHARES "HELD IN STREET NAME," AND THESE PROXY MATERIALS ARE BEING FORWARDED TO YOU BY YOUR BROKER OR NOMINEE. YOUR NAME DOES NOT APPEAR ON THE REGISTER OF SHAREHOLDERS AND, IN ORDER TO BE ADMITTED TO THE MEETING, YOU MUST BRING A PROXY OR LETTER SHOWING THAT YOU ARE THE BENEFICIAL OWNER OF THE SHARES. UNLESS YOU HAVE OBTAINED A PROXY FROM YOUR BROKER OR NOMINEE, YOU WILL NOT BE ABLE TO VOTE AT THE MEETING AND SHOULD INSTRUCT YOUR BROKER OR NOMINEE HOW TO VOTE ON YOUR BEHALF.

                            FAUQUIER BANKSHARES, INC.

                            By Order of the Board of Directors

                            /s/ H. Frances Stringfellow

                            H. Frances Stringfellow, Secretary

                            FAUQUIER BANKSHARES, INC.
                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700

                                 PROXY STATEMENT



                       SOLICITATION AND VOTING OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fauquier Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at THE FAUQUIER SPRINGS COUNTRY CLUB, SPRINGS ROAD, WARRENTON, VIRGINIA, ON TUESDAY, MAY 15, 2001 AT 11:00 O'CLOCK A.M., and at any adjournments thereof.

The cost of solicitation will be borne by the Company. Additional solicitations may be made by letter, e-mail, telephone or telefax by the Company or by its directors or regular employees, without additional compensation therefor.

The Company began mailing this Proxy Statement and the form of Proxy solicited hereby to its Shareholders on or about April 12, 2001.

Any proxy given pursuant to this solicitation may be revoked by the person executing it at any time prior to its exercise by submitting a written notice of revocation to the Secretary of the Company or a properly-executed proxy bearing a later date, or by attending the meeting and voting in person.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof, including whether or not to adjourn the Annual Meeting.

                                VOTING SECURITIES

As of March 26, 2001, the record date fixed for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 1,709,377 outstanding shares of Common Stock, which is the only class of stock of the Company. Each such share of Common Stock is entitled to one vote. Shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted as specified therein. If no specification is made, signed proxy cards will be voted for the election of each of the nominees for director named in this Proxy Statement and in favor of the ratification of the appointment of Yount, Hyde and Barbour, P.C. as the Company's independent auditors.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

As to the election of directors, the form of Proxy being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Virginia law, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person or entity is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock.

The following table sets forth, as of March 26, 2001, the number and percentage of shares of Company Common Stock held by each director and nominee of the Company, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Company and The Fauquier Bank (the "Bank") as a group who are the beneficial owners of any Company Common Stock.

                                       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                       -----------------------------------------
                                                       NON-EMPLOYEE
NAME OF                                COMMON          DIRECTOR STOCK   PERCENT
BENEFICIAL OWNER(S)                    STOCK           OPTIONS*         OF CLASS
-------------------                    -----           --------         --------
Randy K. Ferrell                       14,100                               .82%
Alexander G. Green, Jr.                67,400 (1)       6,600              4.31%
Stanley C. Haworth                     38,540 (2)       6,600              2.63%
John J. Norman, Jr.                       600           3,360               .23%
Douglas C. Larson                       1,560 (3)       5,600               .42%
C. H. Lawrence, Jr.                    16,043           6,600              1.32%
D. Harcourt Lees, Jr.                  11,200 (4)       6,600              1.04%
Randolph T. Minter                        800           5,600               .37%
B. S. Montgomery                        9,332 (5)       6,600               .93%
H. P. Neale                            20,824 (6)       6,600              1.60%
Pat H. Nevill                           9,440 (7)       6,600               .93%
Henry M. Ross                          10,200 (8)       6,600               .98%
Gary R. Shook                           1,230 (9)                           .07%
H. Frances Stringfellow                 6,096 (10)      1,867               .47%
C.  Hunton Tiffany                     20,706 (11)                         1.21%
All directors and executive
officers as a group (17 persons):     228,071          69,227             16.72%

*Number of Shares that have been granted, are vested and could be exercised and issued to Directors within 60 days, pursuant to the Non-Employee Director Stock Option Plan for 1995-1999, and the Amended and Restated Omnibus Stock Ownership and Long Term Incentive Plan effective January 1, 2000.

All shares of Common Stock indicated in the above table are subject to the sole investment and voting power of the identified director and officer, except as otherwise set forth in the footnotes below.

      (1) Includes 2,720 shares held jointly with Alexander G. Green, III, his son; 2,720 shares held jointly with Courtenay G. Mullen, his daughter; and 2,720 shares held jointly with Mary Blake Green, his daughter. Mr. Green shares voting and investment power with each of his children.

      (2) Includes 32,740 shares held jointly with Mildred W. Haworth, his wife, over which he shares voting and investment power.

      (3) Includes 1,000 shares held jointly with Edith J. Larson, his mother, over which he shares voting and investment power.

      (4)  Includes 1,600 shares owned by Eleanor T. Lees Estate.

      (5) Includes 5,188 shares held jointly with Patty M. Montgomery, his wife, over which he shares voting and investment power.

      (6) Includes 9,808 shares owned by Fontaine G. Neale, his wife, over which he shares voting and investment power.

      (7) Includes 800 shares owned jointly with H.T.A. Nevill, her husband, over which she shares voting and investment power; 6,000 shares owned by H. T. A. Nevill, as to which shares she disclaims beneficial ownership; and 2,200 shares over which Mr. Nevill has voting power, as to which shares she disclaims beneficial ownership.

      (8) Includes 800 shares held jointly with Lois B. Ross, his wife, over which he shares voting and investment power; and 100 shares held by Lois B. Ross, as to which shares he disclaims beneficial ownership.

      (9) Includes 140 shares held by Ann Rodman Shook, his wife, as Custodian for their children, as to which shares he disclaims beneficial ownership.

      (10) Includes 2,588 shares owned jointly with Dallas F. Stringfellow, her husband, over which she shares voting and investment power; and 700 shares owned by Dallas F. Stringfellow, as to which shares she disclaims beneficial ownership.

      (11) Includes 14,306 shares owned by Susanne J. McC. Tiffany, his wife, as to which shares he disclaims beneficial ownership.

The Company is not aware of any definitive arrangement that may operate at a subsequent date to effect a change in control of the Company.

                         ELECTION OF CLASS II DIRECTORS

The Company's Articles of Incorporation provide that the Board of Directors of the Company is classified into three classes. Only the terms of office of the Class II directors expire this year, and only nominees to fill the vacancies created by the expiration of such terms will be considered at the Annual Meeting. The Class III directors serve until 2002, and the Class I directors serve until 2003.

The four (4) individuals listed immediately below are proposed for election as Class II directors. These individuals shall hold office until the third succeeding Annual Meeting of the shareholders of the Company subsequent to this Annual Meeting, i.e. until 2004, and until their successors shall have been elected and shall qualify.


                                    POSITION HELD WITH COMPANY
                                    AND/OR PRINCIPAL OCCUPATIONS                FIRST YEAR
                                    AND DIRECTORSHIPS DURING THE                AS DIRECTOR
NAME                                PAST FIVE YEARS                             OF COMPANY                AGE
----                                ----------------------------                -----------               ---

Stanley C. Haworth                  Auctioneer; President, Warrenton                1984                  76
                                    Nurseries; Director of the Bank
                                    since 1971.

Harold  Paul Neale                  Farming; Director of the Bank                   1984                  79
                                    since 1971.

Brian S. Montgomery                 President, Warrenton Foreign Car,               1990                  48
                                    Inc.;  President, Montgomery Auto
                                    Parts; Director of the Bank since 1990.

Pat H. Nevill                       Secretary-Treasurer, The Stable Door,           1993                  54
                                    Inc.; Director of the Bank since 1993.


The Board recommends that the stockholders vote in favor of the above nominees as Class II directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a director. However, if any should be unable for any reason to accept the nomination or election, it is the intention of the persons named in the enclosed form of Proxy to vote those proxies authorizing them to vote for the election of directors for the election of such other person or persons as the Board of Directors may in its discretion recommend.

The Class III and Class I directors, whose terms expire in 2002 and 2003, respectively, and the information with respect to them, are as follows:


                                    POSITION HELD WITH COMPANY
                                    AND/OR PRINCIPAL OCCUPATIONS                FIRST YEAR
                                    AND DIRECTORSHIPS DURING THE                AS DIRECTOR
NAME                                PAST FIVE YEARS                             OF COMPANY                AGE
----                                ----------------------------                -----------               ---
                                                CLASS III

Alexander G. Green,  Jr.            Retired Postmaster, Merchant,                   1984                  84
                                    and Farmer; Director of the
                                    Bank since 1950.

Douglas C. Larson                   Vice President, Piedmont                        1996                  54
                                    Environmental Council; Director
                                    of the Bank since 1996.

D. Harcourt Lees, Jr.               Chairman, D. H. Lees & Co., Inc.                1984                  79
                                    (Insurance);  President, D. H. Lees
                                    Real Estate; Director of the Bank
                                    since 1954.

Randolph T. Minter                  President, Moser Funeral Home;                  1996                  41
                                    President, Bright View Cemetery, Inc.;
                                    Director of the Bank since 1996.

H. Frances Stringfellow             Administrative Consultant as Independent        1999                  62
                                    Contractor with Bank since June 1999;
                                    Employee/Officer   of  Bank  1986-May  1999;
                                    Secretary   of  the   Company   since  1991,
                                    Director of the Bank since 2000.

                                     CLASS I

C. H. Lawrence, Jr.                 Business Development Consultant as              1984                 56
                                    Independent Contractor with
                                    the Bank; Chairman of the Board
                                    of the  Bank  1996-'97;  President,  Country
                                    Chevrolet,  Inc., 1976-'97;  Director  of the
                                    Bank since 1980.

Henry M. Ross                       President, Ross Industrial Develop              1984                 73
                                    Corp., President, Greenwich Corp.,
                                    Vice  Chairman  of the  Board  of the  Bank;
                                    Director of the Bank since 1976.

C. Hunton Tiffany                   Chairman of the Board of the                    1984                 61
                                    Company and Bank; President
                                    Fauquier Bank Services, Inc.;
                                    President of the Company since
                                    1984; President of the Bank since
                                    1982; Director of the Bank since 1974.

John J. Norman, Jr.                 Vice President,  Associate                      1998                 38
                                    Broker, Norman Realty, Inc.;
                                    Director of the Bank since 1998.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2000, the Board of Directors of the Company held nine meetings. All directors were in attendance at 96% of the meetings. Each director attended at least 75% of the aggregate of: (1) the number of Board meetings held during the period in which he or she has been a director and (2) the number of meetings of all committees on which he or she served (held during the periods in which he or she served).

The Board has an Audit Committee, which makes recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Audit Committee had four official meetings and several informal discussions in fiscal 2000. The Audit Committee Charter is attached as Appendix A hereto and the Audit Committee Report is set forth below.

The Board does not have a Compensation Committee as all executive compensation is paid by the Company's wholly-owned subsidiary, The Fauquier Bank. The Bank's Board, however, has a Compensation and Benefits Committee, which approves the policies under which compensation is awarded to the subsidiary's Chief Executive Officer and to its other executive officers and oversees the administration of executive compensation programs. The Compensation and Benefits Committee had one official meeting and several informal discussions during fiscal 2000. The Company Board of Directors adopted the actions taken by the Compensation Committee and the Report of the Committee. The Report of the Committee is included below.

The Board has a Committee on Board Governance, which is responsible for evaluating the Board's structure, personnel and processes and makes recommendations to the full Board regarding nominations of individuals for election to the Board of Directors. The Committee will consider nominations submitted by shareholders, along with biographical and business experience information, to the Chief Executive Officer. During 2000, the Committee held no official meetings and the nominees for Class II members of the Board of Directors were considered and determined by the entire Board at its meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Pursuant to Section 16(a) of the Securities Exchange Act of 1934, officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission to report their beneficial ownership of the Company's Common Stock as well as certain changes in such beneficial ownership. Based upon the Company's review of such reports, Rosanne T. Gorkowski and Eric P. Graap, as a result of being named Executive Officers of the Bank on December 21, 2000, filed Form 3, Initial Statement of Beneficial Ownership of Securities. The forms, due on December 31, 2000, were filed on February 14, 2001. A Form 5, Annual Statement of Beneficial Ownership of Securities, due on February 10, 2000, was filed by Director Stanley
C. Haworth, on February 14, 2001, and reflected the acquisition of 1,274 shares of Common Stock acquired as a partial distribution of his contributions to the Director's Deferred Compensation Plan. On the same Form 5, he also reported disposition on December 21, 2000 of 1,200 shares of the 1,274 shares in the form of gifts to his children. Forms 5 due on March 14, 2000, from Executive Officers
C. Hunton Tiffany (11,992 options),  Randy K. Ferrell (2,966 options),  and Gary
R. Shook (2,966 options), were filed on March 14, 2001 reflecting Stock Options granted on August 19, 1999, vesting on August 18, 2002. Apart from the foregoing, to the Company's knowledge, no officer, director or more than 10% beneficial owner failed to file required reports on Forms 3, 4 or 5 on a timely basis during the fiscal year ended December 31, 2000.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

DIRECTORS' COMPENSATION
-----------------------

MEETING FEES. Non-Employee Directors of the Company receive a fee of $200 for each Board and Committee meeting attended. Non-Employee Directors of the Bank receive a fee of $500 for each Board meeting and $200 for each Committee meeting attended. However, no Director may receive fees for more than two meetings held in any one day.

DIRECTOR DEFERRED COMPENSATION PLAN. Effective April 1, 1995, the Board approved and established a Director Deferred Compensation Plan (the "Deferred Compensation Plan"). This plan provides that any non-employee director of the Company or the Bank may elect to defer receipt of all or any portion of his or her compensation as a director. A participating Director may elect to have amounts deferred under the Deferred Compensation Plan held in a deferred cash account credited on a quarterly basis with interest equal to the highest rate offered by the Bank at the end of the preceding quarter. Alternatively, a participant may elect to have a deferred stock account in which deferred amounts are treated as if invested in the Company's Common Stock at the fair market value on the date of deferral. The value of a stock account will increase and decrease based upon the fair market value of an equivalent number of shares of Common Stock. In addition, the deferred amounts deemed invested in Common Stock will be credited with dividends on an equivalent number of shares. Amounts considered invested in the Company's Common Stock are paid, at the election of the director, either in cash or in whole shares of the Common Stock and cash in lieu of fractional shares. Directors may elect to receive amounts contributed to their respective accounts in one or up to five installments. The Company may establish a trust to hold amounts deferred and which accumulate under the plan. The purpose of the Deferred Compensation Plan is to give the non-employee directors the option of deferring current taxation on directors' fee income.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. The Board established, effective April 1, 1995, a Non-Employee Director Stock Option Plan (the "Option Plan"). The five year term of the Option Plan expired in 1999. Under the Option Plan each Director who is not an employee of the Company or its subsidiary received an option grant covering 1,120 shares of Company Common Stock on April 1 of each year during the five year term of the Option Plan. The first grant under the Option Plan was made on May 1, 1995. The exercise price of awards was fixed at the fair market value of the shares on the date the option was granted. During the term of the Option Plan, a total of 61,600 shares of Common Stock could be granted. The options granted under the Option Plan were exercisable six months from the date of grant except in the case of death or disability. Options that were not exercisable at the time a director's services on the Board terminates for reasons other than death, disability or retirement in accordance with the Company's policy will be forfeited. The purpose of the Option Plan was to promote a greater identity of interest between non-employee directors and the Company's shareholders by increasing each participant's proprietary interest in the Company through the award of options to purchase Company Common Stock.

THE OMNIBUS STOCK  OWNERSHIP AND LONG TERM INCENTIVE PLAN ("THE OMNIBUS  PLAN"):
Effective January 1, 2000, the Omnibus Plan established in 1998 for employees was amended and restated to include non-employee directors. The Omnibus Plan has a ten-year term and the first grant was made May 23, 2000. The exercise price of awards is fixed at the fair market value of the shares on the date the option is granted. During the term of the Omnibus Plan, a total of 90,000 options for shares of common stock may be granted to non-employee directors. The Omnibus Plan provides for an annual issuance of 1,867 options to non-employee directors during their initial three-year term to achieve a total share holding of 5,600. The annual issuance of options to non-employee directors subsequent to their initial three-year term requires Board action each year with a recommended level of 1,000 options per non-employee director per year. The options are not exercisable for six months from the date of grant except in the case of death or disability.

A total of 60,480 options for shares of Common Stock were granted during the five year term of the Option Plan of 1995. There are 56,000 options under that Option Plan remaining available to be exercised. Under the Omnibus Plan, the first grants to non-employee directors were made on May 23, 2000. 14,347 options were granted at an exercise price of $16.25. None had been exercised as of December 31, All options have been restated giving retroactive effect to stock splits.

EXECUTIVE COMPENSATION
----------------------

REPORT OF COMPENSATION AND BENEFITS COMMITTEE. The following report of the Compensation and Benefits Committee of the Board of Directors of The Fauquier Bank provides information with respect to the compensation paid to The Fauquier Bank's Chief Executive Officer, C. Hunton Tiffany and to its other executive officers, Randy K. Ferrell, Rosanne T. Gorkowski, Eric P. Graap and Gary R. Shook.

The Fauquier Bank executive compensation program is administered by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of The Fauquier Bank. The Committee is comprised of the individuals listed below, each of whom is a non-employee director of the Bank and the Company. The Fauquier Bank compensation program for executive officers consists of some or all of the following elements: base salary; performance-based cash rewards under the Management Incentive Plan (the "Incentive Plan"); annual grants of options under the 1998 Omnibus Stock Incentive Plan as amended and restated effective January 1, 2000 (the "1998 Plan"); annual matching contributions under The Fauquier Bank Employees 401(k) Savings Plan (the "Bank Savings Plan"), Split Dollar Insurance, automobile allowance, and Supplemental Executive Retirement Plans (SERP).

 The Fauquier Bank executive compensation program is designed to enable the Bank to attract, retain and reward executive officers. The Committee intends to keep compensation levels competitive with a representative sample of the Bank's peer institutions. The peer group used by the Committee includes other community banks of similar size located in Virginia. The Committee's strategy is to maintain a structure within the executive compensation program that strengthens the link between executive compensation, The Fauquier Bank's performance, individual performance of the executive officers and shareholder interests.

The following sections of this Report describe the compensation program for executive officers in effect in 2000.

BASE SALARY. The base salary paid to The Fauquier Bank's Chief Executive Officer, Hunton Tiffany, is determined by the Committee. The Committee establishes performance thresholds or other measures that directly relate his base salary to operating performance and a review of the range of salaries earned by CEOs within a representative peer group, although there is no predetermined point within such range at which the Committee targets the salary. Mr. Tiffany's 2000 salary was at the midpoint of the range of salaries paid to the Chief Executive Officers of the Bank's peer group. The Committee believes that Mr. Tiffany's 2000 base salary is appropriate in relation to the Bank's performance and consistent with the salaries earned by executives of the Bank's peer group.

The base salaries paid to the Bank's other executive officers Randy Ferrell, Rosanne Gorkowski, Eric Graap and Gary Shook are determined by the CEO. The CEO manages executive salaries in relation to the salaries paid to executives in peer institutions, giving effect to operating performance, their relative contributions, and experience of each executive. In determining base salary, the CEO utilizes a computer based model, developed by the Bank's outside consultants, for computing salary increases based on performance reviews. The Committee believes that the base salaries paid to the Executive Officers gave fair consideration to their individual contributions in 2000 and are competitive with the Bank's peer group.

INCENTIVE  COMPENSATION.  The  Management  Incentive  Plan is recommended by the
Committee and approved by the Bank's Board of Directors. The Committee determines the CEO's incentive compensation. The CEO manages the incentive compensation awards for executive officers of The Fauquier Bank based on each executive officer's achievement of his or her individual performance objectives. These objectives are tied to measurements directly related to corporate strategic objectives. These actions reflect a commitment to maintaining a strong incentive compensation plan that is directly related to maximizing long-term shareholder value.

For performance during 2000, The Fauquier Bank awarded cash incentive compensation under the Management Incentive Plan totaling $139,154 for the president and executive officers. The incentive compensation awards granted to Mr. Tiffany, Mr. Ferrell, Ms. Gorkowski and Mr. Shook were based solely upon The Fauquier Bank's performance as measured by the corporate objectives. Mr. Graap joined the Bank on November 27, 2000 and was not eligible for incentive compensation. Each of the executive officers met the performance objectives established for him or her for 2000.

STOCK OPTIONS. The Committee awards stock options to executive officers as a long-term incentive to align the executives' interest with those of other shareholders and to encourage significant stock ownership. Under the 1998 Omnibus Plan (amended and restated effective January 1, 2000 to include non-employee directors), the Committee grants to selected key employees options to purchase The Company's Common Stock at a price equal to the fair market value of The Company's Common Stock on the date of grant. Employees selected under the 1998 Omnibus Plan are those key employees who, in the judgment of the committee, are in a position to materially affect the overall success of The Fauquier Bank and its subsidiaries by reason of the nature and extent of their duties.

In 2000, pursuant to the 1998 Omnibus Plan, the Committee granted options for 25,501 shares of The Company's Common Stock to employees of The Fauquier Bank, including options for 14,769 shares granted to Mr. Tiffany, and 5,366 shares granted each to Mr. Ferrell and Mr. Shook. The Committee has not adopted any objective criterion that relates the level of options granted to the executive officers to performance of The Fauquier Bank or the individuals. In awarding the grant to the executives, the Committee considered numerous factors, including The Fauquier Bank's operating performance, each executive's prior contributions and potential to contribute in the future and practices within the Bank's peer group with respect to granting options, although none of these factors was individually determinative.

The stock options granted under the 1998 Omnibus Plan to employees generally become exercisable on the third anniversary of the date of grant. The option recipients, including Mr. Tiffany, will receive value from these grants only to the extent that the price of The Company's Common Stock exceeds the grant price.

MATCHING CONTRIBUTIONS. The Bank 401K Savings Plan is a voluntary defined contribution benefit plan designed to provide additional incentive and retirement security for eligible employees of the Bank. All Bank employees over the age of 18 are eligible to participate in the Bank Savings Plan. The executive officers of The Fauquier Bank participate in the Bank Savings Plan on the same basis as all other eligible employees of the Bank. Under the Bank Savings Plan, each eligible employee of the Bank may elect to contribute on a pre-tax basis to the Bank Savings Plan 2% to 15 % of his or her compensation, subject to certain limitations that may lower the maximum contributions of more highly compensated participants.

The Board of Directors determines each year whether to match employee contributions based on the previous year's profitability. In 2000, the Fauquier Bank matched fifty cents ($.50) on each dollar contributed by an employee up to six percent (6%) of that employee's contribution. For 2000, the Bank's matching contributions to executives totaled $15,070, including $5,100 contributed to the account of Hunton Tiffany, $3,660 contributed to the account of Randy Ferrell, $2,224 contributed to the account of Rosanne Gorkowski and $4,086 contributed to the account of Gary Shook.

SPLIT DOLLAR LIFE INSURANCE AGREEMENT. The Bank currently has a Split Dollar Life Insurance Agreement with Mr. Ferrell, entered into on January 1, 1996. The policy provides for a combined death benefit of $440,000 to be paid to named beneficiaries, and the Bank is entitled to policy proceeds in excess of death benefits. The Bank paid $5,608 for premiums in 2000 in connection with this agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("SERP"). In 2000, the Board of Directors authorized the investment of a specially designed life insurance policy to be carried as an asset of the Bank and be used to fund a supplemental retirement plan for Mr. Tiffany. The initial investment of $749,000 was implemented on August 10, 2000, and was split equally between Jefferson Pilot Life Insurance and Southland Life Insurance Companies. At December 31, 2000, the approximate cash surrender value was $767,741. The Board's objective was to supplement Mr. Tiffany's expected retirement earnings under current plans to provide him with approximately 70% of his annual income at the time of retirement. The expected tax attributes, increases in cash value, and receipt of death benefits were believed to make the life insurance investment an effective means of paying for, or off-setting the cost of the SERP.

This report is submitted by the Compensation and Benefits Committee of the Board of Directors of The Fauquier Bank.

         COMPENSATION AND BENEFITS COMMITTEE:
         Brian S. Montgomery, Chairman               Stanley C. Haworth
         Douglas C. Larson                           Randolph T. Minter
         Pat H. Nevill

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS. The Compensation and Benefits Committee of The Fauquier Bank is composed of outside, independent directors, none of whom was, during the fiscal year 2000 or prior to that time, an employee or officer of the Company, the Bank or subsidiaries.

SUMMARY COMPENSATION TABLE. The following table sets forth the remuneration accrued or paid by the Company or The Fauquier Bank (the "Bank") during the calendar years 2000, 1999, and 1998 for the Bank's Chief Executive Officer and the two other executive officers who received total annual salary and bonus in excess of $100,000 in the fiscal year ended December 31, 2000 (the "Named Executive Officers").

                                                                               Long Term
                                                                             Compensation
                                                Annual Compensation             Awards
                                       ----------------------------------    ------------
                                                                Other
                                                                Annual        Options/      All Other
       Name and                        Salary     Bonus(1)   Compensation      SARs(3)    Compensation(4)
  Principal Position        Year         $           $          (2)($)          (#)            ($)
----------------------     ------      ------     --------   ------------    ------------      ---

C. Hunton Tiffany           2000       178,017     68,756        --             14,769        5,100
President  & CEO            1999       169,621     53,371        --             11,992        4,800
                            1998       156,400     37,195        --              6,422        4,800

Randy K. Ferrell            2000       101,000     27,310        --              5,366        9,268
EVP                         1999        90,290     21,199        --              2,966        8,868
                            1998        90,863     18,000        --              2,557        8,987
Gary R. Shook
SVP                         2000       101,000     27,310        --              5,366        4,086
                            1999        90,290     21,199        --              2,966        3,216
                            1998        89,775     18,000        --              2,493        3,203


(1) Reflects Incentive Compensation.

(2) The dollar value of perquisites and other personal benefits for each of the named executive officers was less than the established reporting thresholds.

(3) Reflects the number of Incentive Stock Options and Non-Qualified Stock Options granted by the Board of Directors.

(4) Represents 401(k) Match paid by the Bank for the President; represents the portion of split dollar life insurance premiums paid by the Bank on Mr. Ferrell's behalf of $5,608 in 2000, $5,626 in 1999, and $5,711 in 1998; and a
401(k) Match paid by the Bank for Mr. Ferrell of $3,660 in 2000, $3,242 in 1999, and $3,276 in 1998; and represents a 401(k) Match paid by the Bank for Mr. Shook.

OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("THE OMNIBUS PLAN"). On May 23, 2000, the Board of Directors granted incentive stock options and non-qualified options, which options, if exercised, would equal 25,501 shares of common stock pursuant to the Omnibus Plan. The options have an exercise price of $16.25 per share. Generally, the options are not exercisable until three years from the date of grant and generally require continuous employment during the period prior to exercise. The options will expire in no more than ten years after the date of grant.

The following table provides certain information with respect to options granted to the Named Executive Officers during the fiscal year ended December 31, 2000.

                           OPTIONS/SAR GRANTS IN 2000


                              Number of          Percent of
                              Securities            Total
                              underlying         options/SARs       Exercise or
                             Options/SARs     granted to employees    base price     Expiration
           Name              Granted (#)       in fiscal year         ($/sh)            Date      5%( ($)      10% ($)
           ----              -----------       --------------         ------            ----      -------      -------
  C. Hunton Tiffany            14,769              57.92%             $16.25        5-22-2010     150,932      382,492

  Randy K. Ferrell              5,366              21.04%             $16.25        5-22-2010      54,838      138,970

  Gary R. Shook                 5,366              21.04%             $16.25        5-22-2010      54,838      138,970



The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers at December 31, 2000. None of the options held by the Named Executive Officers were exercisable during the year ended December 31, 2000.

                                           NUMBER OF SECURITIES UNDERLYING
                                      UNEXERCISED OPTIONS AT FISCAL YEAR END (#)

                NAME                  EXERCISABLE              UNEXERCISABLE

          C. Hunton Tiffany                0                      33,183
          Randy K. Ferrell                 0                      10,889
          Gary R. Shook                    0                      10,825

PENSION PLAN. The Bank has a non-contributory defined benefit plan which covers substantially all employees of the Bank who are 21 years of age or older, who have at least one year of service, and work a minimum of 1,000 hours per year.

         The Plan's Normal Retirement Benefit formula is as follows:

         (a) 1.35% of the Participant's final 5-year average compensation per year of service up to 35 years plus

         (b) 0.60% of the Participant's final 5-year average compensation, in excess of his/her Covered Compensation Level, per year of service up to 35 years.

For purposes of the Plan, "Covered Compensation Level" equals the average of the last 35 years of the social security wage base at normal retirement. The Bank's pension plan expense for the fiscal year ended December 31, 2000 was $46,707. Cash benefits under the Plan generally commence on retirement, death or other termination of employment and are payable in various forms, generally at the Participant's election. The Plan is based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $35,400 for a person age 65 in 2000. Compensation is currently limited to $170,000 by IRC Regulation and includes all regular pay, overtime and regular bonuses.

                               PENSION PLAN TABLE

5 Year                                    YEARS OF SERVICE

Average Salary           10            15            20            25            30            35
--------------           --            --            --            --            --            --
50,000                  7,626        11,439        15,252        19,065        22,878        26,691
65,000                 10,551        15,827        21,102        26,378        31,653        36,929
80,000                 13,476        20,214        26,952        33,690        40,428        47,166
100,000                17,376        26,064        34,752        43,440        52,128        60,816
125,000                22,251        33,377        44,502        55,628        66,753        77,879
150,000                27,126        40,689        54,252        67,815        81,378        94,941
170,000  and           31,026        46,539        62,052        77,565        93,078       108,591
above


The monthly retirement benefit based on current compensation and assuming retirement at age 65, as well as final average earnings and approximate years of service as of October 1, 2000 for the named executive officers are as follows:

                         Monthly Benefit      Final Average           Years of
     Name                    at 65              Earnings              Service
----------------         --------------       --------------          ---------
C. Hunton Tiffany              8,768              160,000             36.00
Randy K. Ferrell               3,502              107,867              6.00
Gary R. Shook                  5,012              104,793              6.00

RETIREMENT PLAN. The Bank has a defined contribution  retirement plan under Code
Section 401(k) of the Internal Revenue Service covering employees who have completed six months of service and who are at least 18 years of age. Under the plan a participant may contribute an amount up to 15% of their covered compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary matching contribution. The amount of this matching contribution, if any, is determined on an annual basis by the Board of Directors. The Bank made a contribution to the plan for the year ended December 31, 2000 of $72,992.

INCENTIVE PLANS. No officer or director received remuneration other than as stated above, in the form of bonus, profit-sharing, pension, retirement, options or warrants to purchase stock or any other remuneration plan, for the year ended December 31, 2000. An incentive compensation plan for 2000 was approved by the Board of Directors to be shared by all employees of the Bank. An incentive pool of $291,212 for 2000 was divided among all employees of the Bank. There are no commission agreements between the Company or the Bank and their respective directors or officers.

CHANGE OF CONTROL AGREEMENTS. The Fauquier Bank has entered into change of control agreements with three Executive Officers. The change of control agreements are intended to attract and retain experienced, well-qualified executives who will advance the best interests of the Bank. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executives.

The agreements become operative upon a change of control in the Bank. For purposes of the agreements, a change of control of the Bank occurs if, (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (but excluding any group of which the Executive is a member), becomes the beneficial owner of securities of the Bank or of the Company having 20% or more of the combined voting power of the then outstanding Bank or Company securities that may be cast for the election of the Bank or Company directors other than as a result of an issuance of securities initiated by the Bank or Company, as long as the majority of the Board of Directors approving the purchases is a majority at the time the purchases are made; or (ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, contested election, or any combination of these events, the persons who were directors of the Bank or Company before such events cease to constitute a majority of the Bank or Company's Board of Directors, or any successor's board, within two years of the last of such transactions.

If, after a change of control occurs, an Executive's employment is terminated within three (3) years, depending upon the Agreement, the Executive is entitled to receive the payments specified in the agreements, unless such termination was for Cause or the Executive terminates employment without Good Reason. "Cause" means the Executive's gross negligence or willful misconduct, which is detrimental to the best interests of the Bank's business operations. "Good Reason" means (i) a material change in the Executive's functions, duties, responsibilities, authority, benefits or perquisites, or relocation of the Executive's principal place of employment, (ii) removal from or failure to re-elect the Executive to a current position, (iii) a reduction of the Executive's base salary or a failure to increase such salary in accordance with cost-of-living increases, or (iv) the failure of any successor to assume and agree to perform the agreements.

If an Executive is terminated  not for Cause or terminates  employment  for Good
Reason: (i) the Bank is required to pay the Executive as compensation for services rendered to the Bank a cash amount (subject to any applicable payroll or other taxes required to be withheld) equal to 2.99 times the highest annual compensation paid to the Executive by the Bank for any six months ending with the Executive's termination; (ii) In addition to the benefits to which an Executive is entitled under the retirement plans or programs, in effect, the Bank is required to pay an Executive a cash amount equal to the actuarial equivalent of the retirement pension to which the Executive would have been entitled under the terms of such retirement plan or programs, without regard to "vesting" thereunder, had the Executive accumulated three (3) additional years of continuous service after termination at the Executive's base rate in effect at the time of termination, reduced by the single sum actuarial equivalent of any amounts to which the Executive is entitled pursuant to the provisions of said retirement plans or programs; (iii) The Bank is required to maintain in full force and effect, for the continued benefit of the Executive for a three-year period after termination, all employee benefit plans and programs or arrangements in which the Executive was entitled to participate immediately prior to termination, or substantially similar programs if the Executive's continued participation is not possible under the general terms and provisions of such existing plans and programs; and (iv) All stock options granted to the Executive under any of the Bank's stock option plans shall become immediately exercisable with respect to all or any portion of the shares covered thereby regardless of whether such options are otherwise exercisable. The Bank is required to reimburse the Executive for any federal income tax liability incurred by the Executive in connection with the exercise of such options which would not have been incurred by the Executive in the absence of such options becoming immediately available upon a change of control.

If any payment made or benefit provided to an Executive pursuant to the Agreements would constitute an "excessive parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended and any regulations thereunder, thereby resulting in a loss of an income tax deduction by the Bank or the imposition of an excise tax on the Executive under Section 4999 of the Internal Revenue Code of 1986, as amended, then the payments scheduled under the agreements will be reduced to one dollar less than the maximum amount which may be paid without causing any such payment or benefit to be nondeductible.

SPLIT DOLLAR LIFE INSURANCE AGREEMENT. On January 1, 1996, the Bank entered into a Split Dollar Life Insurance Agreement with Mr. Ferrell pursuant to which the Bank purchased two existing policies of insurance on Mr. Ferrell's life. Pursuant to the agreement, the Bank pays a portion of the annual premium on the insurance policies. The policies provide for a combined death benefit of $440,000 to be paid to the beneficiaries named therein, and the Bank is entitled to the total policy proceeds in excess of the death benefits. The Bank paid $5,608 for premiums in 2000 in connection with this agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("SERP"). In 2000, the Board of Directors authorized the investment of a specially designed life insurance policy to be carried as an asset of the Bank and be used to fund a supplemental retirement plan for Mr. Tiffany. The initial investment of $749,000 was implemented on August 10, 2000, and was split equally between Jefferson Pilot Life Insurance and Southland Life Insurance Companies. At December 31, 2000, the approximate cash surrender value was $767,741.

                                STOCK PERFORMANCE

The following graph shows a comparison of total stockholder return on the Company's Common Stock based on its market price, assuming the reinvestment of dividends, with the cumulative total returns for the companies on the NASDAQ Stock Market (U.S.), and SNL Bank Stocks indices for the period beginning on June 16, 1999, the date that the Company's Common Stock became registered pursuant to the Securities Exchange Act of 1934, as amended, and ending on December 31, 2000. We believe the company's performance is more accurately compared to companies in the banking industry, rather than the NASDAQ Total U.S. Index which includes companies in diverse industries with market capitalizations many times the size of the Company's market capitalization.

The Stock performance graph also compares the Company's stock performance to the SNL $250M-$500M Bank Index in addition to the SNL Bank Index, which was used in last year's proxy statement. The SNL $250M-$500M Bank Index which includes the Fauquier Bank, contains all banks and related holding companies from throughout the Unites States with total assets of between $250 Million and $500 Million, thus providing a larger and more appropriate measurement base to compare with the Company's stock performance. We believe that a comparison of the Company's stock performance to banks with similar assets is more accurate than a comparison of banks of all asset sizes.


                           [PERFORMANCE GRAPH OMITTED]

                           FAUQUIER BANKSHARES, INC.
                            TOTAL RETURN PERFORMANCE

                                           PERIOD ENDING
                            ----------------------------------------------------
INDEX                       06/16/99   06/30/99   12/31/99   06/30/00   12/31/00
--------------------------------------------------------------------------------
Faquier Bankshares, Inc.     100.00       98.03     94.79      88.12     78.77
NASDAQ - Total US*           100.00      107.01    162.10     158.20     97.55
SNL Bank Index               100.00      103.84     91.37      86.12    107.91
SNL $250M-$500M Bank Index   100.00      100.84     95.60      87.47     92.05
*Source: CRSP, Center for Resarch in Security Prices, Graduate School of Business, The University of Chicago 2001.

Used with permission. All rights reserved. crsp.com.

                           RELATED PARTY TRANSACTIONS

The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with executive officers, directors, their immediate families and affiliated companies in which they are principal stockholders. Such loans were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2000, these loans amounted to $4,788,426. During 2000, total principal additions were $1,109,012 and total principal payments were $505,487.

INDEPENDENT CONTRACTOR AGREEMENTS. C. H. Lawrence, Jr., a non-employee director of the Company and the Bank, continues to provide business development and customer relations services to the Bank under an Independent Contractor Agreement dated February 23, 1998, which contract is renewable annually. In 2000, compensation for his business development services amounted to $77,400.


H. Frances Stringfellow, a non-employee director of the Company, elected in June 1999, continues to serve as Corporate Secretary of the Company, and is a consultant to the Bank and Company under an Independent Contractor Agreement dated June 1, 1999, which contract is renewable annually. Ms. Stringfellow manages the internal audit function, provides administrative and advisory support to the Board of Directors and Committees of the Bank and Company, and coordinates the strategic planning efforts. She retired as a Senior Vice President and Secretary of the Bank on May 31, 1999. Compensation for her contractual services in 2000 amounted to $49,500.

                             AUDIT COMMITTEE REPORT

The Audit Committee's Report to the Shareholders which follows was approved and adopted by the Committee and by the Board of Directors on March 15, 2001.

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The responsibilities include providing effective external audits of all corporate subsidiaries by a suitable independent accountant, providing an effective and efficient internal audit program to serve all subsidiaries in an examining and advisory capacity, assisting the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls, and to act as an agent for the Board of Directors to help insure the independence of internal and external auditors, the integrity of management, and the adequacy of disclosures to stockholders.

The Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities. Except to the extent required by the rules of the NASDAQ stock market, membership on the Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the Company's independent auditors and the independent internal auditors have more available time and information than does the Committee. Accordingly, the Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In this context, the Audit Committee has reviewed and discussed the audited 2000 financial statements with management, and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Committee has received and has discussed the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with the auditors the auditor's independence.

Based on its review and discussions with the auditors, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report and on Form 10-K for 2000 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors have developed a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement.

Five of the six members of the Audit Committee are independent as defined by NASD Marketplace Rule 4200(a)(14). H. Frances Stringfellow, having retired as an employee of the Bank on May 31, 1999, does not meet the three year waiting period for former employees. However, the Audit Committee and the Board of Directors do not believe Ms. Stringfellow's former employment relationship impairs her judgment as a member of the Committee. Moreover, the Board has determined that Ms. Stringfellow's membership on the committee is required by the best interests of the company and its shareholders in view of her long term and intimate working knowledge of the Bank, its internal audits and relationship with bank examiners.

                  AUDIT COMMITTEE:
                  Henry M. Ross, Chairman   H. P. Neale
                  Stanley C. Haworth        John J. Norman, Jr.
                  Douglas C. Larson         H. Frances Stringfellow

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company selected Yount, Hyde & Barbour, P.C., independent public accountants to certify the Company's annual financial statements for the year ending December 31, 2000. Yount, Hyde & Barbour, P.C. has acted as the independent accountant for the Company since January 1, 1986. Yount, Hyde & Barbour, P.C. has also acted as the independent accountant for The Fauquier Bank (the "Bank"), the Company's wholly owned subsidiary, since January 1, 1986. A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the meeting with the opportunity of making a statement if he so desires, and to respond to appropriate questions of the Shareholders.

In addition to the audit of the 2000 financial statements of the Company and the Bank, Yount, Hyde & Barbour, P.C. performed non-audit related services for the Bank, including the preparation of the Bank's income tax returns, tax planning, and other accounting services including performing specific agreed upon procedures as directed by the Bank's Internal Audit Coordinator. The retention of Yount, Hyde & Barbour, P.C. to perform the audit-related services was authorized by the Board of Directors of the Bank with the knowledge that they also assisted in the preparation of the Bank's income tax returns, did tax planning, and performed other accounting services.

AUDIT FEES. Yount, Hyde & Barbour, P.C.'s fees for our 2000 annual audit and review of interim financial statements were $42,407.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Yount, Hyde & Barbour, P.C. did not render any professional services to us in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES. Yount, Hyde & Barbour, P. C.'s fees for all other professional services rendered to us during 2000 were $194,841.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board, upon the recommendation of the Audit Committee, has approved the selection of the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books of the Corporation and its subsidiary for the current year, to report on the consolidated statement of financial position and related statement of earnings of the Company and its subsidiary, and to perform such other appropriate accounting services as may be required by the Board. The Board recommends that the stockholders vote in favor of ratifying and approving the selection of Yount, Hyde & Barbour, P.C. for the purposes set forth above. The company has been advised by Yount, Hyde & Barbour, P.C. that the firm did not have any direct financial interest or any material indirect financial interest in the Company and its subsidiary in 2000. Should the Stockholders vote negatively, the Board will consider a change in auditors for the next year.

                              FINANCIAL STATEMENTS

Financial statements of the Company are contained in the Annual Report for the year ended December 31, 2000 which accompanies the Proxy Statement. However, the Annual Report and the financial statements contained therein are not to be considered as part of this soliciting material. Upon request, the Company will provide, at no cost to the shareholder, a copy of the Annual Report on Form 10-K, as filed with the U. S. Securities and Exchange Commission.

                PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

The deadline for submitting shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Shareholders Meeting is on or before December 13, 2001. Any such proposal received by the Company's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy.

The deadline for submitting stockholder proposals to be presented at the 2002 annual meeting, but which will not be included in the proxy statement and form of proxy relating to such meeting, is February 26, 2002. Any such proposal received by the Company's principal executive offices after such date will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote said Proxy in accordance with their judgment in such matters.

                                RETURN OF PROXIES

WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR STOCK AND HELP ASSURE A QUORUM FOR THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                            FAUQUIER BANKSHARES, INC.

                            By Order of the Board of Directors

                            /s/ C. Hunton Tiffany

                            C. Hunton Tiffany
                            Chairman
                            President/CEO

Warrenton, Virginia
April 12, 2001

                            FAUQUIER BANKSHARES, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

                              ADOPTED MAY 25, 2000

STATEMENT OF POLICY

         A soundly conceived, effective Audit Committee is essential to the management, operation, and financial reporting process of Fauquier Bankshares, Inc. and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

ORGANIZATION

         MEMBERS

         There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three (3) directors who are independent of the management of the Company and its subsidiaries and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

         At the committee's discretion, management of the Company or its subsidiaries may attend meetings of the Audit Committee, but this attendance should be in a non-voting capacity.

         Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

         MEETINGS

         The Audit Committee shall meet on a quarterly or four (4) times per year basis. The Committee reserves the right to meet at other times as required and/or to meet without members of management, internal audit, or the independent accounting firm.

         MINUTES

         Minutes shall be prepared for all meetings of the Audit Committee to document the committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings, and shall be read and approved at the next meeting of the Committee.

         These Minutes of the Audit Committee actions shall be presented to the Board of Directors at its next regular or special meeting.

AUTHORITY

         The authority for the Audit Committee is derived from the full Board of Directors of Fauquier Bankshares, Inc.

                                   EXHIBIT A
                                       1

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the committee. The Audit Committee may request any officer or employee of the Company or its subsidiaries or the Company's outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

RESPONSIBILITIES
----------------

         In  fulfilling  the  stated  role  within  the  framework  of the Audit
Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

    o to provide for an effective and efficient internal audit program to serve all subsidiaries of the Company in an examining and advisory capacity

    o to provide for effective external audits of all corporate subsidiaries by suitable independent accountants

    o    to  assist  the  Board  of  Directors  in   fulfilling   its  fiduciary
         responsibilities for financial reporting and internal accounting and operations controls

    o    to act as an  agent  for the  Board of  Directors  to help  insure  the independence of internal auditors and independent auditors, the integrity of management, and the adequacy of disclosures to stockholders.

DUTIES
------

         Specific duties of the Audit Committee, within the noted general responsibilities, will include, but not be limited to the following items:

    1. Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

    2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    3. Review an analysis prepared by the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    4. Based on the review and discussion noted in numbers 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

    5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and consult such exposures.

    6.   Review  major  changes  to  the  Company's   auditing  and   accounting
         principles and practices as suggested by the independent auditors, internal auditors or management.

    7. Recommend to the Board of Directors the appointment of an independent auditor, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

    8.   Approve the terms of the engagement with the independent auditor.

                                   EXHIBIT A
                                       2

    9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

    10. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board of Directors replace the independent auditor.

    12. Discuss with the independent auditor the matters required by the Statement on Auditing Standards Number 61 relating to the conduct of the audit.

    13. Prior to the audit, review the independent auditor's planning and staffing for the audit.

    14. Supervise the internal audit program. Upon review of the adequacy of the program, if determined necessary, direct changes to the scope of the internal audit program.

    15. Recommend to the Board of Directors the appointment or replacement of the internal audit manager and the internal auditors.

    16. Approve the internal audit responsibilities and the terms of engagement of the internal audit manager and internal auditors.

    17. Review the significant reports prepared by internal auditors and management's responses, and discuss such reports with the internal auditors to insure that appropriate corrective action is being taken.

    18. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethics.

                                * * * * * * * * *


                                   EXHIBIT A
                                       3